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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 22, 2005


                         SYNOVIS LIFE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                          Commission File No.: 0-13907
                 I.R.S. Employer Identification No.: 41-1526554

                     Address of principal executive offices:
                             2575 University Ave. W.
                            St. Paul, Minnesota 55114

                        Telephone Number: (651) 603-3700


                                  ------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On March 22, 2005, Connie L. Magnuson informed Synovis Life Technologies, Inc. that she intended to resign from her position as Vice President of Finance, Chief Financial Officer and Corporate Secretary.

         As a result of Ms. Magnuson's resignation, Synovis' board of directors has elected Brett Reynolds, currently the company's Director of Finance and Accounting, to serve as the new Vice President of Finance, Chief Financial Officer and Corporate Secretary.

         Ms. Magnuson's resignation and Mr. Reynolds' election will both be effective on April 12, 2005. The company's press release discussing Ms. Magnuson's resignation and Mr. Reynolds' election has been filed as an exhibit to this report.

         Mr. Reynolds, age 36, has served as the company's Director of Finance and Accounting since September 2003. Prior to his employment with Synovis, Mr. Reynolds was employed by Chiquita Processed Foods, LLC, from October 2001 to September 2003, ultimately serving as Corporate Controller and Officer; by Arthur Andersen, LLP, serving as an Experienced Manager from January 2000 to October 2001; and by Deloitte and Touche LLP, from July 1991 to July 1996 and again from January 1998 to January 2000, ultimately serving as Senior Manager. Mr. Reynolds is a Certified Public Accountant who received a bachelor's degree in accounting and a master's degree in business administration with an emphasis in finance and strategic management, both from the University of Minnesota.

         Upon the effective date of his election, the Company expects to enter into a "change in control agreement" with Mr. Reynolds, entitling him to severance benefits upon termination resulting from a change of control of the Company, comparable to change in control agreements entered into with certain other executive officers of the Company. Other terms of Mr. Reynolds' compensation in his capacity as Vice President of Finance, Chief Financial Officer and Corporate Secretary will be determined by the Compensation Committee and subsequently disclosed in an amendment to this Form 8-K.





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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.
              -------------------------------------------

                  Not Applicable

         (b)  Pro Forma Financial Information.
              -------------------------------

                  Not Applicable

         (c)  Exhibits.
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                 Exhibit                      Description
                 -------                      -----------
                  99.1       Synovis Life Technologies, Inc. Press Release dated
                             March 24, 2005.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          SYNOVIS LIFE TECHNOLOGIES, INC.


Dated: March 25, 2005                     By:   /s/ Karen Gilles Larson
                                                --------------------------------
                                                Karen Gilles Larson
                                                President and Chief Executive
                                                Officer



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                                  EXHIBIT INDEX


Exhibit No.                   Description                            Method Of Filing
-----------   ---------------------------------------------   ------------------------------
  (99.1)      Synovis Life Technologies, Inc. Press Release   Filed herewith electronically.
              dated March 24, 2005